UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2019
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Travelzoo
(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01        Changes in Registrant’s Certifying Accountant

(a)    Dismissal of Previous Independent Registered Public Accounting Firm
On April 15, 2019, the Board of Directors (the “Board”) of Travelzoo, a Delaware corporation (the “Company”), upon the recommendation of the Audit Committee (the “Audit Committee”) of the Board, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.
The reports of PwC on the Company’s financial statements for each of the two most recent fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017 and the subsequent interim period through April 15, 2019, there were:
(i) no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports; and
(ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto).
The Company has provided PwC with the disclosures under this Item 4.01(a) prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and has requested PwC to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.01(a) and if not, stating the respects in which it does not agree. A copy of PwC’s letter dated April 16, 2019 is attached hereto as Exhibit 16.1.
(b)    Engagement of New Independent Registered Public Accounting Firm
On April 15, 2019, the Board, upon the recommendation of its Audit Committee, approved the appointment of RSM US LLP (“RSM”) as the Company’s new independent registered public accounting firm, effective upon the dismissal of PwC. RSM was engaged by the Company on April 16, 2019, subject to RSM completing its client acceptance process. During the Company’s two most recent fiscal years ended December 31, 2018 and December 31, 2017 and the subsequent interim period through April 15, 2019, neither the Company nor anyone on its behalf consulted RSM regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.            Financial Statements and Exhibits.
(d)           Exhibits.  See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	April 16, 2019	By:	/s/ Lisa Su
Lisa Su Principal Accounting Officer

EXHIBIT INDEX

Exhibit No	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 16, 2019.